Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

Exhibit 99.2
	12/13 QTR		3/14 QTR		6/14 QTR

Loan Loss Reserve - Total	$118,158		$114,931		$114,150
General	116,552		114,096		$114,090
Specific	1,606		835		60
Allowance as a % of Gross Loans	1.46%		1.40%		1.35%

Regulatory Capital Ratios (excludes holding co.)
Tangible	1,615,112	12.01%	1,653,499	11.74%	1,652,787	11.58%
Tier 1 Risk Based	1,615,112	23.80%	1,653,499	23.99%	1,652,787	23.14%
Risk Based	1,700,453	25.06%	1,740,488	25.25%	1,743,057	24.41%

	12/13 QTR	12/13 YTD	3/14 QTR	3/14 YTD	6/14 QTR	6/14 YTD
Loan Originations - Total	$500,601	$500,601	$410,145	$910,746	$596,623	$1,507,369
Single-Family Residential	176,277	176,277	123,806	300,083	176,218	476,301
Construction - Speculative	44,540	44,540	34,587	79,127	37,365	116,492
Construction - Custom	86,651	86,651	73,008	159,659	83,040	242,699
Land - Acquisition & Development	10,485	10,485	11,277	21,762	23,377	45,139
Land - Consumer Lot Loans	2,222	2,222	1,981	4,203	3,024	7,227
Multi-Family	58,827	58,827	52,836	111,663	77,546	189,209
Commercial Real Estate	34,365	34,365	43,884	78,249	87,503	165,752
Commercial & Industrial	77,469	77,469	57,356	134,825	93,820	228,645
HELOC	9,677	9,677	10,890	20,567	14,323	34,890
Consumer	88	88	520	608	407	1,015

Purchased Loans (including acquisitions)	$67,099	$67,099	$33,712	100,811	$98,741	$199,552

Net Loan Fee and Discount Accretion	$6,298	$6,298	$5,977	12,275	$7,635	$19,910

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

	12/13 QTR	12/13 YTD	3/14 QTR	3/14 YTD	6/14 QTR	6/14 YTD
Repayments
Loans	$486,143	$486,143	$391,068	$877,211	$454,107	$1,331,318
MBS	68,761	68,761	73,041	141,802	92,610	234,412

MBS Premium Amortization	$1,674	$1,674	$1,972	$3,646	$2,367	$6,013

Loan Servicing Fee Income	$2,046	$2,046	$1,324	$3,370	$2,297	$5,667
Other Fee Income	1,949	1,949	3,515	5,464	4,228	9,692
Total Fee Income	$3,995	$3,995	$4,839	8,834	$6,525	15,359

Efficiency
Operating Expenses/Average Assets	1.36%	1.36%	1.43%	1.40%	1.47%	1.41%
Efficiency Ratio	42.38	42.38	48.50	45.49	47.86	46.31
Amortization of Intangibles	$821	$821	$728	$1,549	$1,052	$2,601

EOP Numbers
Shares Issued and Outstanding	102,329,576		101,763,415		100,296,268

Share repurchase information
Remaining shares auth. for repurchase	9,017,934	9,017,934	8,424,634	8,424,634	6,924,634	6,924,634
Shares repurchased	854,900	854,900	593,300	1,448,200	1,500,000	2,948,200
Average share repurchase price	$22.16	$22.16	$21.63	$21.94	$21.64	$21.79

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

Tangible Common Book Value	12/13 QTR	3/14 QTR	6/14 QTR
$ Amount	$1,653,965	$1,680,468	$1,686,652
Per Share	16.16	16.51	16.82

# of Employees	1,848	1,846	1,948
Tax Rate - Going Forward	35.75%	35.75%	35.75%

Investments
Available-for-sale:
Agency MBS	$1,633,643	$1,709,872	$1,771,369
Other	1,204,860	1,400,703	1,331,652
	$2,838,503	$3,110,575	$3,103,021
Held-to-maturity:
Agency MBS	$1,630,936	$1,611,303	$1,583,853
Other	—	—	—
	$1,630,936	$1,611,303	$1,583,853

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

	AS OF 12/31/13		AS OF 3/31/14		AS OF 6/30/14
Gross Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,436,083	67.1%	$5,462,093	66.8%	$5,479,111	64.9%
Construction - Speculative	135,868	1.7	135,001	1.7	126,926	1.5
Construction - Custom	333,954	4.1	354,279	4.3	372,789	4.4
Land - Acquisition & Development	75,506	0.9	77,049	0.9	91,058	1.1
Land - Consumer Lot Loans	122,467	1.5	116,864	1.4	114,573	1.4
Multi-Family	846,115	10.4	869,635	10.6	896,799	10.6
Commercial Real Estate	622,240	7.7	634,457	7.8	693,421	8.2
Commercial & Industrial	354,166	4.4	351,705	4.3	398,181	4.7
HELOC	131,949	1.6	131,852	1.6	136,304	1.6
Consumer	51,961	0.6	48,239	0.6	138,547	1.6
	8,110,309	100.0%	8,181,174	100.0%	8,447,709	100.0%
Less:
ALL	118,158		114,931		114,150
Loans in Process	273,263		264,946		303,084
Discount on Acquired Loans	31,485		29,286		28,480
Deferred Net Origination Fees	35,845		34,902		36,041
Sub-Total	458,751		444,065		481,755
	$7,651,558		$7,737,109		$7,965,954

Net Loan Portfolio by Category *	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,342,080	69.8%	$5,371,177	69.4%	$5,392,794	67.7%
Construction - Speculative	78,769	1.0	81,604	1.1	78,359	1.0
Construction - Custom	158,376	2.1	174,987	2.3	198,207	2.5
Land - Acquisition & Development	61,539	0.8	63,572	0.8	67,359	0.8
Land - Consumer Lot Loans	118,134	1.5	113,020	1.5	110,894	1.4
Multi-Family	796,776	10.4	844,007	10.9	863,747	10.8
Commercial Real Estate	591,022	7.7	592,594	7.7	619,228	7.8
Commercial & Industrial	328,538	4.3	323,045	4.2	369,763	4.6
HELOC	128,427	1.7	128,456	1.7	132,766	1.7
Consumer	47,897	0.6	44,647	0.6	132,838	1.7
	$7,651,558	100.0%	$7,737,109	100.0%	$7,965,954	100.0%
* Excludes covered loans

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

	AS OF 12/31/13			AS OF 3/31/14			AS OF 6/30/14
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
WA	$5,126,066	49.3%	82	$5,142,077	49.7%	82	$4,930,348	45.8%	82
ID	816,400	7.8	31	811,048	7.8	29	817,259	7.6	28
OR	1,870,196	18.0	50	1,840,375	17.8	49	2,002,383	18.6	49
UT	326,829	3.1	10	319,954	3.1	10	314,247	2.9	10
NV	187,681	1.8	4	182,035	1.8	4	377,464	3.5	14
TX	109,258	1.1	5	106,874	1.0	5	105,292	1.0	5
AZ	1,067,681	10.3	23	1,030,346	10.0	23	1,316,324	12.2	36
NM	898,615	8.6	30	912,182	8.8	29	902,363	8.4	29
Total	$10,402,726	100.0%	235	$10,344,891	100.0%	231	$10,765,680	100.0%	253

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (noninterest)	$674,824	6.5%		$691,577	6.7%		$818,273	7.6%
NOW (interest)	1,227,548	11.8		1,265,041	12.2		1,378,379	12.8
Savings (passbook/stmt)	542,573	5.2		575,440	5.6		620,414	5.8
Money Market	2,268,979	21.8		2,342,263	22.6		2,498,714	23.2
CD's	5,688,802	54.7		5,470,570	52.9		5,449,900	50.6
Total	$10,402,726	100.0%		$10,344,891	100.0%		$10,765,680	100.0%

Deposits greater than $250,000 - EOP	$1,578,895			$1,677,326			$1,776,322

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

	AS OF 12/31/13		AS OF 3/31/14		AS OF 6/30/14
Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Single-Family Residential	$89,075	77.6%	$81,740	81.6%	$78,317	83.1%
Construction - Speculative	3,053	2.7	2,132	2.1	1,966	2.1
Construction - Custom	—	—	265	0.3	143	0.2
Land - Acquisition & Development	2,813	2.5	2,113	2.1	2,295	2.4
Land - Consumer Lot Loans	3,548	3.1	3,007	3.0	1,879	2.0
Multi-Family	2,494	2.2	2,199	2.2	2,103	2.2
Commercial Real Estate	11,613	10.1	7,101	7.1	5,442	5.8
Commercial & Industrial	655	0.6	579	0.6	516	0.5
HELOC	471	0.4	441	0.4	970	1.0
Consumer	995	0.9	621	0.6	595	0.6
Total non-accrual loans	114,717	100.0%	100,198	100.0%	94,226	100.0%
Total REO	71,537		60,995		57,352
Total REHI	11,656		13,596		10,779
Total non-performing assets	$197,910		$174,789		$162,357

Total non-performing assets as a
% of total assets	1.37%		1.22%		1.10%

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

	12/13 QTR		3/14 QTR		6/14 QTR
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$355,449	85.7	$348,918	86.1	$333,814	86.1
Construction - Speculative	9,705	2.3	9,416	2.3	8,554	2.2
Construction - Custom	1,196	0.3	1,196	0.3	1,196	0.3
Land - Acquisition & Development	6,037	1.5	5,164	1.3	5,092	1.3
Land - Consumer Lot Loans	13,411	3.2	13,270	3.3	12,922	3.3
Multi-Family	8,701	2.1	7,727	1.9	5,266	1.4
Commercial Real Estate	18,749	4.5	18,107	4.5	19,292	5.0
Commercial & Industrial	44	—	31	—	23	—
HELOC	1,198	0.3	1,198	0.3	1,198	0.3
Consumer	71	—	197	—	236	0.1
Total restructured loans (2)	$414,561	100.0%	$405,224	100.0%	$387,593	100.0%

(2) Restructured loans were as follows:
Performing	$390,841	94.3%	$381,849	94.2%	$361,918	93.4%
Non-accrual *	23,720	5.7	23,375	5.8	25,675	6.6
* Included in "Total non-accrual loans" above	$414,561	100.0%	$405,224	100.0%	$387,593	100.0%

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

	12/13 QTR		3/14 QTR		6/14 QTR
	AMOUNT	CO %**	AMOUNT	CO %**	AMOUNT	CO %**
Net Charge-offs by Category
Single-Family Residential	$(6,493)	(0.48)%	$356	0.03%	$(2,186)	(0.16)%
Construction - Speculative	355	1.05	488	1.45	(2)	(0.01)
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	17	0.09	(214)	(1.11)	(85)	(0.37)
Land - Consumer Lot Loans	220	0.72	231	0.79	86	0.30
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	—	—	73	0.05	8	—
Commercial & Industrial	(173)	(0.20)	(2,408)	(2.74)	33	0.03
HELOC	—	—	—	—	18	0.05
Consumer	56	0.43	(49)	(0.41)	(91)	(0.26)
Total net charge-offs	$(6,017)	(0.30)%	$(1,523)	(0.07)%	$(2,219)	(0.11)%
** Annualized Net Charge-offs divided by Gross Balance

SOP 03-3
Accretable Yield	$104,808		$107,199		$104,239
Non-Accretable Yield	194,794		183,645		179,694
Total Contractual Payments	$299,602		$290,844		$283,933

Interest Rate Risk
One Year GAP		(12.2)%		(13.9)%		(10.6)%
NPV post 200 bps shock*		15.48%		15.22%		16.32%
Change in NII after 200 bps shock*		(5.8)%		(2.1)%		(0.5)%
* Assumes no balance sheet management

CD's Repricing	Amount	Rate	Amount	Rate	Amount	Rate
Within 3 months	$1,341,855	0.68%	$986,727	0.51%	$1,286,768	0.60%
From 4 to 6 months	958,932	0.52	1,233,943	0.62	856,397	0.60%
From 7 to 9 months	782,531	0.79	520,909	0.82	669,532	0.88%
From 10 to 12 months	507,249	0.84	637,091	0.92	514,198	0.81%

Washington Federal, Inc.
Fact Sheet
June 30, 2014
($ in Thousands)

Historical CPR Rates ***
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2012	19.5	27.5
6/30/2012	20.9	30.7
9/30/2012	22.9	30.7
12/31/2012	25.0	18.2
3/31/2013	24.0	21.7
6/30/2013	26.8	17.4
9/30/2013	21.4	15.9
12/31/2013	13.5	8.7
3/31/2014	10.1	8.5
6/30/2014	13.8	10.6

*** The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period. Also, the comparison is not precise in that Washington Federal is a portfolio lender and not required to follow GSE servicing rules/regulations.

Washington Federal, Inc.
Fact Sheet
June 30, 2014
Delinquency Summary (excludes covered loans)
($ in Thousands)

			AMOUNT OF LOANS	# OF LOANS				% based		% based
TYPE OF LOANS	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $

June 30, 2014
Single-Family Residential	28,799	190	$5,476,709	121	77	292	490	1.70%	$97,150	1.77%
Construction - Speculative	437	195	85,412	1	—	2	3	0.69%	777	0.91%
Construction - Custom	797	253	201,475	1	—	1	2	0.25%	187	0.09%
Land - Acquisition & Development	125	600	74,979	1	—	4	5	4.00%	2,464	3.29%
Land - Consumer Lot Loans	1,365	84	114,511	10	1	17	28	2.05%	3,269	2.85%
Multi-Family	993	878	872,026	5	1	3	9	0.91%	3,450	0.40%
Commercial Real Estate	918	704	646,396	1	—	9	10	1.09%	3,056	0.47%
Commercial & Industrial	1,082	368	398,171	6	—	3	9	0.83%	743	0.19%
HELOC	2,003	68	136,304	4	3	8	15	0.75%	1,754	1.29%
Consumer	7,552	18	138,641	148	69	75	292	3.87%	2,160	1.56%
	44,071	185	$8,144,625	298	151	414	863	1.96%	$115,008	1.41%

March 31, 2014
Single-Family Residential	28,879	189	$5,459,457	157	56	309	522	1.81%	$102,946	1.89%
Construction - Speculative	469	190	88,954	1	—	2	3	0.64%	830	0.93%
Construction - Custom	780	228	178,099	4	—	1	5	0.64%	1,475	0.83%
Land - Acquisition & Development	134	524	70,207	—	2	4	6	4.48%	2,464	3.51%
Land - Consumer Lot Loans	1,397	84	116,807	6	3	21	30	2.15%	3,671	3.14%
Multi-Family	998	854	852,246	1	—	3	4	0.40%	1,282	0.15%
Commercial Real Estate	1,142	542	618,580	8	3	12	23	2.01%	6,396	1.03%
Commercial & Industrial	975	361	351,692	3	3	3	9	0.92%	2,015	0.57%
HELOC	2,050	64	131,853	10	1	4	15	0.73%	1,512	1.15%
Consumer	8,466	6	48,334	141	55	71	267	3.15%	1,676	3.47%
	45,290	175	$7,916,229	331	123	430	884	1.95%	$124,267	1.57%

December 31, 2013
Single-Family Residential	28,952	188	$5,433,051	185	56	339	580	2.00%	$114,498	2.11%
Construction - Speculative	476	184	87,485	1	2	6	9	1.89%	1,087	1.24%
Construction - Custom	721	215	154,776	2	—	—	2	0.28%	166	0.11%
Land - Acquisition & Development	130	534	69,458	1	1	4	6	4.62%	2,600	3.74%
Land - Consumer Lot Loans	1,440	85	122,285	9	3	25	37	2.57%	4,857	3.97%
Multi-Family	1,011	808	816,408	3	—	4	7	0.69%	2,722	0.33%
Commercial Real Estate	1,173	525	615,534	6	1	21	28	2.39%	9,578	1.56%
Commercial & Industrial	993	357	354,139	9	1	3	13	1.31%	3,000	0.85%
HELOC	2,046	64	131,949	8	2	7	17	0.83%	1,260	0.95%
Consumer	8,850	6	51,961	154	52	80	286	3.23%	2,276	4.38%
	45,792	171	$7,837,046	378	118	489	985	2.15%	$142,044	1.81%

Washington Federal, Inc.
Fact Sheet
June 30, 2014
Average Balance Sheet
($ in Thousands)

	Quarters Ended
	December 31, 2013			March 31, 2014			June 30, 2014
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans and covered loans	$7,826,159	$107,227	5.44%	$7,899,864	$106,334	5.46%	$8,040,818	$108,089	5.39%
Mortgage-backed securities	3,129,915	19,368	2.46	3,305,428	21,071	2.59	3,341,969	20,507	2.46
Cash & Investments	1,474,296	4,261	1.15	1,915,724	4,540	0.96	2,011,154	6,003	1.20
FHLB & FRB Stock	172,607	402	0.92	170,945	406	0.96	166,522	412	0.99

Total interest-earning assets	12,602,977	131,258	4.13%	13,291,961	132,351	4.04%	13,560,464	135,011	3.99%
Other assets	946,963			1,101,299			988,917

Total assets	$13,549,940			$14,393,260			$14,549,381

Liabilities and Equity
Customer accounts	$9,538,339	15,499	0.64%	$10,355,866	14,780	0.58%	10,608,318	14,239	0.54%
FHLB advances	2,030,000	17,447	3.41	1,930,000	16,935	3.56	1,930,000	17,493	3.64
Other borrowings	—	—	—	—	—	—	—	—	—

Total interest-bearing liabilities	11,568,339	32,946	1.13%	12,285,866	31,715	1.05%	12,538,318	31,732	1.02%
Other liabilities	28,618			126,711			26,278

Total liabilities	11,596,957			12,412,577			12,564,596
Stockholders’ equity	1,952,983			1,980,683			1,984,785

Total liabilities and equity	$13,549,940			$14,393,260			$14,549,381

Net interest income		$98,312			$100,636			$103,279

Net interest margin (1)			3.12%			3.03%			3.05%

(1)	Annualized net interest income divided by average interest-earning assets